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                                                                    EXHIBIT 10.5

                  GENERAL AND ADMINISTRATIVE SERVICES AGREEMENT


                                      AMONG


                        ENBRIDGE EMPLOYEE SERVICES, INC.,


                         ENBRIDGE ENERGY COMPANY, INC.,


                       ENBRIDGE ENERGY MANAGEMENT, L.L.C.


                                       AND


                              ENBRIDGE (U.S.) INC.


                          DATED AS OF OCTOBER 17, 2002

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                  GENERAL AND ADMINISTRATIVE SERVICES AGREEMENT

     This GENERAL AND ADMINISTRATIVE SERVICES AGREEMENT (this "AGREEMENT") is made as of [___________], 2002 (the "EFFECTIVE DATE") among Enbridge Employee Services, Inc., a Delaware corporation ("ENBRIDGE"), Enbridge (U.S.) Inc. (f/k/a IPL Energy (U.S.A.) Inc.), a Delaware corporation ("ENBRIDGE U.S."), Enbridge Energy Company, Inc. (f/k/a Lakehead Pipe Line Company, Inc.), a Delaware corporation ("EECI"), and Enbridge Energy Management, L.L.C., a Delaware limited liability company ("MANAGEMENT").

                                    RECITALS

     WHEREAS, Enbridge U.S. and EECI are parties to that certain Services Agreement dated as of January 1, 1996 (the "SERVICES AGREEMENT") pursuant to which Enbridge U.S. provides to EECI certain general and administrative services; and

     WHEREAS, the parties desire to add Enbridge as a party hereto and to terminate the obligations of Enbridge U.S. hereunder; and

     WHEREAS, EECI is the sole general partner of Enbridge Energy Partners, L.P. (f/k/a Lakehead Pipe Line Partners, L.P.), a Delaware limited partnership (the "MLP"); and

     WHEREAS, pursuant to a Delegation of Control Agreement among Management, EECI and the MLP dated as of even date herewith (the "DELEGATION OF CONTROL AGREEMENT"), EECI has delegated to Management the power and authority to manage and control the business and affairs of the MLP; and

     WHEREAS, the parties desire to amend and restate the Services Agreement as set forth herein to make Management a party so that the services provided by Enbridge under this Agreement will be provided to, on behalf of and as agent for Management in its capacity as the delegee of the power to manage and control the business and affairs of the MLP; and

     WHEREAS, Enbridge will provide certain services under this Agreement to EECI in its individual capacity.

     NOW THEREFORE, for and in consideration of the mutual covenants contained in this Agreement, the parties hereto hereby agree to amend and restate the Services Agreement as follows:

                                    ARTICLE I
                              PROVISION OF SERVICES

     SECTION 1.1.   PROVISION OF SERVICES.

          (a) Enbridge shall provide Management with the services set forth in EXHIBIT A (the "GENERAL SERVICES") during the term of this Agreement and for such additional periods as the parties may agree, such services to be provided to, on behalf of and as agent for Management in its capacity as the delegee of the power to manage and control the business and affairs of the MLP.

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          (b)       Enbridge shall provide EECI with such of the General
Services as EECI shall request from time to time during the term of this Agreement and for such additional periods as the parties may agree, such services to be provided to, on behalf of and as agent for EECI.

          (c) The General Services shall be provided from time to time at such times and pursuant to such instructions and specifications as Management and EECI shall provide. In rendering the General Services, Enbridge shall be acting on behalf of and as agent for Management and EECI.

     SECTION 1.2.   CHANGE OF SERVICES.

          (a) Enbridge and Management shall have the right at any time during the term of this Agreement to request any changes in the General Services provided to Management, and such changes shall in no way affect the rights or obligations of EECI hereunder.

          (b) Enbridge and EECI shall have the right at any time during the term of this Agreement to request any changes in the General Services provided to EECI, and such changes shall in no way affect the rights or obligations of Management hereunder.

          (c) Any change in the General Services shall be authorized in writing and evidenced by an amendment to EXHIBIT A, which amendment shall be signed by the parties affected thereby. Unless otherwise agreed in writing, the provisions of this Agreement shall apply to all changes in the General Services.

     SECTION 1.3.   NONEXCLUSIVE.

          (a) Subject to SECTION 1.4, Enbridge may provide the General Services to any person from time to time.

          (b) Management and EECI shall not be obliged to acquire General Services exclusively from Enbridge but shall remain free to acquire such services from any other sources which they feel are appropriate, without the prior written approval of Enbridge.

     SECTION 1.4. COMMITMENT OF RESOURCES. Enbridge agrees to commit to Management, on a priority basis, sufficient resources in providing the General Services in order that Management may fulfill its responsibilities as the delegee of the power to manage and control the MLP. Notwithstanding anything herein to the contrary, Enbridge shall continue to perform General Services on behalf of and as agent for Management as long as Management is the delegee of the power to manage and control the MLP, or until such time as this Agreement is terminated pursuant to Section 7.1 of this Agreement.

     SECTION 1.5.   AUTHORIZATION OF EMPLOYEES.

          (a) Management shall execute any and all documents necessary to effectuate the authorization of Enbridge's employees to represent and bind Management and the MLP in the provision of the General Services by Enbridge pursuant to this Agreement. Such authorization by Management of the employees of Enbridge shall be in accordance with this Agreement and pursuant to the authority guidelines adopted by the Board of Directors of

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Management Enbridge and in accordance with the general authority guidelines set forth in the General Procedures Manuals for Management and Enbridge.

          (b) EECI shall execute any and all documents necessary to effectuate the authorization of Enbridge's employees to represent and bind EECI in the provision of the General Services by Enbridge pursuant to this Agreement. Such authorization by EECI of the employees of Enbridge shall be in accordance with this Agreement and pursuant to the authority guidelines adopted by the Board of Directors of EECI and of Enbridge and in accordance with the general authority guidelines set forth in the General Procedures Manuals for EECI and Enbridge.

                                   ARTICLE II
                                  COMPENSATION

     SECTION 2.1.   EXPENSE REIMBURSEMENT.

          (a) Management agrees to reimburse Enbridge for all direct and indirect expenses it incurs or payments it makes on behalf of Management or the MLP hereunder.

          (b) EECI agrees to reimburse Enbridge for all direct and indirect expenses it incurs or payments it makes on behalf of EECI hereunder.

     SECTION 2.2. SPECIAL SERVICES. Management and EECI may from time to time request Enbridge to provide special additional General Services. Management or EECI, as appropriate, shall pay Enbridge's costs and expenses incurred in the provision of such special General Services in the manner and at the time specified in SECTION 3.1.

     SECTION 2.3. DIRECT BILLING OF THE MLP. For General Services provided to Management as the delegee of the power to manage and control the business and affairs of the MLP, Enbridge shall, at Management's request, directly bill the MLP for such services.

     SECTION 2.4. U.S. DOLLARS. All amounts payable under this Agreement are expressed, and shall be paid, in U.S. dollars.

                                   ARTICLE III
                         TERMS OF PAYMENT AND ACCOUNTING

     SECTION 3.1. CALCULATION AND SUBMISSION OF CHARGES. Enbridge shall submit charges to Management, EECI and/or the MLP at the end of each month calculated on the basis of actual cost of the General Services provided hereunder, accompanied by such supporting documentation as agreed upon from time to time by the parties hereto. Charges shall be adjusted if necessary following the completion of each year of this Agreement based on actual annual costs for the General Services provided hereunder.

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                                   ARTICLE IV
                               AUDIT REQUIREMENTS

     SECTION 4.1. ACCESS TO BOOKS AND RECORDS. Management and EECI, or their respective duly authorized representatives, will have access at all reasonable times, during the term of this Agreement and for a period of three (3) years thereafter, to Enbridge's books, records, data stored in computers and all documentation pertaining to Enbridge's rendition of General Services under this Agreement for the purpose of auditing and verifying the costs of such services or for any reasonable purpose. Enbridge shall not charge Management or EECI for any cost incurred in connection with such audit. Enbridge agrees to promptly reimburse Management and EECI for audit claims resolved in Management's or EECI's favor.

     SECTION 4.2. DOCUMENT RETENTION. The parties will preserve for a period of six (6) years after termination of this Agreement all documents mentioned in
SECTION 4.1, and for longer periods upon specific request.

                                    ARTICLE V
                          LIABILITY AND INDEMNIFICATION

     SECTION 5.1.   INDEMNIFICATION OF MANAGEMENT AND EECI.

          (a)       Enbridge will:

                         (i) indemnify and save harmless Management and EECI from and against all claims, actions, losses, expenses, costs or damages of every nature and kind whatsoever that Management and/or EECI (or their respective officers, employees or agents) may suffer as a result of the gross negligence, willful misconduct or breach by Enbridge of this Agreement in the provision or non-provision of General Services under this Agreement;

                         (ii) defend any claim or suit brought against Management and/or EECI based upon such loss or damage; and

                         (iii) pay all costs and expenses including legal fees incurred by Management and/or EECI, in connection with such claim or suit.

          (b) Notwithstanding anything herein contained, the MLP and any affiliated partnership shall not be a third party beneficiary of the indemnity contained in this SECTION 5.1.

     SECTION 5.2.   INDEMNIFICATION OF ENBRIDGE BY MANAGEMENT. Management will:

          (a) indemnify and save harmless Enbridge from and against all claims, actions, losses, expenses, costs or damages of every nature and kind whatsoever that Enbridge (or its officers, employees or agents) may suffer as a result of the gross negligence, willful misconduct or breach by Management of this Agreement in obtaining necessary General Services under this Agreement;

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          (b)       defend any claim or suit brought against Enbridge based upon such loss or damage; and

          (c) pay all costs and expenses including legal fees incurred by Enbridge, in connection with such claim or suit.

     SECTION 5.3.   INDEMNIFICATION OF ENBRIDGE BY EECI. EECI will:

          (a) indemnify and save harmless Enbridge from and against all claims, actions, losses, expenses, costs or damages of every nature and kind whatsoever that Enbridge (or its officers, employees or agents) may suffer as a result of the gross negligence, willful misconduct or breach by EECI of this Agreement, in obtaining necessary General Services under this Agreement;

          (b) defend any claim or suit brought against Enbridge based upon such loss or damage; and

          (c) pay all costs and expenses including legal fees incurred by Enbridge in connection with such claim or suit.

     SECTION 5.4. INDEMNIFICATION OF ENBRIDGE BY MLP. The indemnification provided to Management as the delegee of the power to manage and control the MLP pursuant to the Delegation of Control Agreement and the Third Amended and Restated Agreement of Limited Partnership of the MLP dated as of even date herewith, is hereby incorporated by reference and the indemnity provided in said Agreement is hereby extended to Enbridge as an Indemnitee.

                                   ARTICLE VI
                              INTELLECTUAL PROPERTY

     SECTION 6.1. DEFINITION OF INTELLECTUAL PROPERTY. In this Article VI, "INTELLECTUAL PROPERTY" means the rights to (i) inventions, (ii) all granted patents for inventions, including reissue thereof, (iii) copyrights, (iv) industrial designs, (v) trademarks, (vi) trade secrets, (vii) know-how and
(viii) any other industrial or intellectual property right, in every country where same exists from time to time, all applications therefor, the right to make applications therefor and the right to claim priority therefrom as provided by international convention.

     SECTION 6.2. LICENSE. All Intellectual Property that is conceived, developed, produced, substantiated, or first reduced to practice by Enbridge in the course of performing the General Services pursuant to this Agreement shall accrue to and be owned by the Management or EECI, as the case may be, subject only to the grantback of a non-exclusive, worldwide, royalty-free, perpetual right and license to Enbridge to reproduce, translate, modify, revise, make, use and have made that Intellectual Property as reasonably required in connection with the internal business purposes of Enbridge.

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                                   ARTICLE VII
                                  MISCELLANEOUS

     SECTION 7.1. TERM; TERMINATION. The term of this Agreement shall commence as of the Effective Date above and shall continue until terminated in accordance with this SECTION 7.1. Except as provided in SECTION 1.4, any party shall have the right at any time to terminate all or any part of this Agreement as to itself upon thirty (30) days' prior written notice. The obligations of Enbridge U.S. hereunder are hereby terminated as of the Effective Date.

     SECTION 7.2. NO JOINT VENTURE. This Agreement is not intended to create, and shall not be construed as creating, any relationship of partnership, joint venture or association for profit between the parties. In rendering the General Services, Enbridge shall be acting on behalf of and as agent for Management and EECI.

     SECTION 7.3. NO FIDUCIARY DUTIES. The parties hereto shall not have any fiduciary obligations or duties to the other parties by reason of this Agreement. Subject to the Omnibus Agreement among EECI, the MLP, Enbridge Pipelines Inc. and Management dated as of even date herewith, any party hereto may conduct any activity or business for its own profit whether or not such activity or business is in competition with any activity or business of the other party.

     SECTION 7.4. NO REPRESENTATIONS OR WARRANTIES. The services to be provided hereunder shall be provided on the basis that Enbridge does not make any warranties or representations, express or implied, with respect to such services save and except that such services shall be provided by qualified personnel in a professional and timely manner.

     SECTION 7.5. FORCE MAJEURE. If any party to this Agreement is rendered unable by force majeure to carry out its obligations under this Agreement, other than Management's or EECI's obligation to reimburse Enbridge for expenses as provided for herein, that party shall give the other parties prompt written notice of the force majeure with reasonably full particulars concerning it. Thereupon, the obligations of the party giving the notice, insofar as they are affected by the force majeure, shall be suspended during, but no longer than the continuance of, the force majeure. The affected party shall use all reasonable diligence to remove or remedy the force majeure situation as quickly as practicable.

     The requirement that any force majeure situation be removed or remedied with all reasonable diligence shall not require the settlement of strikes, lockouts or other labor difficulty by the party involved, contrary to its wishes. Rather, all such difficulties, may be handled entirely within the discretion of the party concerned.

     The term "force majeure" means any one or more of:

          (a)       an act of God;

          (b) a strike, lockout, labor difficulty or other industrial disturbance;

          (c) an act of a public enemy, war, blockade, insurrection or public riot;

          (d)       lightning, fire, storm, flood or explosion;

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          (e)       governmental action, delay, restraint or inaction;

          (f)       judicial order or injunction;

          (g)       material shortage or unavailability of equipment; or

          (h) any other cause or event, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

     SECTION 7.6. FURTHER ACTS. Each party shall from time to time, and at all times, do such further acts and execute and deliver all such further deeds and documents as shall be reasonably requested by another party in order to fully perform and carry out the terms of this Agreement.

     SECTION 7.7.   TIME OF THE ESSENCE. Time is of the essence in this
Agreement.

     SECTION 7.8. NOTICES. Any notice, request, demand, direction or other communication required or permitted to be given or made under this Agreement to a party shall be in writing and may be given by hand delivery, postage prepaid first-class mail delivery, delivery by a reputable international courier service guaranteeing next business day delivery or by facsimile (if confirmed by one of the foregoing methods) to such party at its address noted below:

               (a)  in the case of Enbridge U.S., to:

                    Enbridge (U.S.) Inc.
                    3000 425 - 1st Street S.W.
                    Calgary, Alberta T2P 3L8
                    Attention:  President
                    Facsimile:  (403) 231-3920

               (b)  in the case of Enbridge to:

                    Enbridge Employee Services, Inc.
                    1100 Louisiana, Suite 3300
                    Houston, Texas  77002
                    Attention:  President
                    Facsimile:  (713) 821-2229

               (c)  in the case of EECI, to:

                    Enbridge Energy Company, Inc.
                    1100 Louisiana, Suite 3300
                    Houston, Texas  77002
                    Attention:  President
                    Facsimile:  (713) 821-2229

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               (d)  in the case of Management, to:

                    Enbridge Energy Management, L.L.C.
                    1100 Louisiana, Suite 3300
                    Houston, Texas  77002
                    Attention:  President
                    Facsimile:  (713) 821-2229

or at such other address of which notice may have been given by such party in accordance with the provisions of this Section.

     SECTION 7.9. COUNTERPARTS. This Agreement may be executed in several counterparts, no one of which needs to be executed by all of the parties. Such counterpart, including a facsimile transmission of this Agreement, shall be deemed to be an original and shall have the same force and effect as an original. All counterparts together shall constitute but one and the same instrument.

     SECTION 7.10. APPLICABLE LAW. In the provision of the services hereunder the parties shall comply with and observe all applicable laws, regulations and orders of any proper authority having jurisdiction over the services provided. This Agreement shall be construed in accordance with the laws of the State of Texas, excluding any conflicts of law rule or principle that might refer to the construction or interpretation hereof to the laws of another jurisdiction.

     SECTION 7.11.  BINDING EFFECT; ASSIGNMENT.

          (a) This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          (b) This Agreement may not be assigned by any party hereto without the prior written consent of the other parties, except that Management may assign, in whole or in part, its right to receive General Services hereunder to an affiliate of Management.

     SECTION 7.12. RULES OF CONSTRUCTION. The following provisions shall be applied wherever appropriate herein:

   (i) herein," "hereby," "hereunder," "hereof," "hereto" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

   (ii) "including" means "including without limitation" and is a term of illustration and not of limitation;

   (iii) all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

   (iv) unless otherwise expressly provided, any term defined herein by reference to any other document shall be deemed to be amended herein to the extent that such term is subsequently amended in such document;

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   (v)    references herein to other documents and agreements shall mean such documents and agreements as amended and restated from time to time;

   (vi) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

   (vii) this Agreement shall not be construed against any person as the principal draftsperson hereof;

   (viii) the section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such Section, or in any way affect this Agreement; and

   (ix) any references herein to a particular Section, Article, Exhibit or Schedule means a Section or Article of, or an Exhibit or Schedule to, this Agreement unless another agreement is specified.

     SECTION 7.13.  CONFIDENTIALITY OF INFORMATION.

          (a) Each party to this Agreement agrees to keep all information provided by the other party (the "DISCLOSING PARTY") to it (the "RECEIVING PARTY") confidential, and a receiving party shall not, without the prior consent of an authorized senior officer of the disclosing party, disclose any part of such information which is not available in the public domain from public or published information or sources except:

                         (i) to those of its employees who require access to the information in connection with performance of the General Services by a receiving party under this Agreement;

                         (ii) as in the receiving party's judgment may be appropriate to be disclosed in connection with the provision by the receiving party of the General Services hereunder;

                         (iii) as the receiving party may be required to disclose in connection with the preparation by the receiving party or any of its affiliates of reporting documents, including annual financial statements, annual reports and any filings or disclosure required by statute, regulation or order of a regulatory authority; and

                         (iv) to such legal and accounting advisors, valuers and other experts as in the receiving party's judgment may be appropriate or necessary in order to permit the receiving party to rely on the services of such persons in carrying out the receiving party's duties under this Agreement.

          (b) The covenants and agreements of the parties to this Agreement shall not apply to any information:

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                         (i)     which is lawfully in the receiving party's
                    possession or in the possession of its professional advisors or its personnel, as the case may be, at the time of disclosure and which was not acquired directly or indirectly from the disclosing party;

                         (ii) which is at the time of disclosure in, or after disclosure falls into, the public domain through no fault of the receiving party or its personnel;

                         (iii) which, subsequent to disclosure by the disclosing party, is received by the receiving party from a third party who, insofar as is known to the receiving party, is lawfully in possession of such information and not in breach of any contractual, legal or fiduciary obligation to the disclosing party and who has not required the receiving party to refrain from disclosing such information to others; and

                         (iv) disclosure of which the receiving party reasonably deems necessary to comply with any legal or regulatory obligation which the receiving party believes in good faith it has.

     SECTION 7.14. INVALIDITY OF PROVISIONS. In the event that one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

     SECTION 7.15. MODIFICATION; AMENDMENT. Subject to obtaining the necessary regulatory approvals, this Agreement may not be modified or amended except by an instrument in writing signed by each of the parties hereto or by their respective successors or permitted assigns.

     SECTION 7.16. ENTIRE AGREEMENT. This Agreement constitutes the whole and entire agreement between the parties hereto and supersedes any prior agreement, undertaking, declarations, commitments or representations, verbal or oral, in respect of the subject matter hereof.

                            [Signature Page Follows]

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     IT WITNESS WHEREOF, the parties hereto have executed this Agreement with effect as of the date first above written.


                                       ENBRIDGE EMPLOYEE SERVICES, INC.


                                       By:  /s/ DAN C. TUTCHER
                                            --------------------------------
                                            Dan C. Tutcher
                                            President


                                       ENBRIDGE (U.S.) INC.


                                       By:  /s/ DAN C. TUTCHER
                                            --------------------------------
                                            Dan C. Tutcher
                                            President


                                       ENBRIDGE ENERGY COMPANY, INC.


                                       By:  /s/ DAN C. TUTCHER
                                            --------------------------------
                                            Dan C. Tutcher
                                            President


                                       ENBRIDGE ENERGY MANAGEMENT, L.L.C.


                                       By:  /s/ DAN C. TUTCHER
                                            --------------------------------
                                            Dan C. Tutcher
                                            President


         SIGNATURE PAGE TO GENERAL AND ADMINISTRATIVE SERVICES AGREEMENT

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                                    EXHIBIT A

     Attached to and made a part of General and Administrative Services Agreement dated October 17, 2002 between Enbridge Employee Services, Inc., Enbridge (U.S.) Inc., Enbridge Energy Company, Inc., and Enbridge Energy Management, L.L.C.

                           SERVICES TO BE PROVIDED BY
                        ENBRIDGE EMPLOYEE SERVICES, INC.

1. Provide accounting and tax planning and compliance services including preparation of financial statements and income tax returns.

2. Provide administrative, executive, legal, human resources, and computer support services.

3.   Arrange insurance coverage as required.

4. Provide all administrative and operational services required to operate the Lakehead, North Dakota, Midcoast, and Northeast Texas Systems and any additional systems acquired by the MLP and operated by Enbridge, and facilitate the business and affairs of Management and the MLP. Such services include, but are not limited to, the services set forth in
     Schedule I attached hereto and made a part hereof.

5.   Provide such other services as may be requested.

                                       A-1
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                                  SCHEDULE "I"

     TO GENERAL AND ADMINISTRATIVE SERVICES AGREEMENT DATED OCTOBER 17, 2002
             BETWEEN ENBRIDGE EMPLOYEE SERVICES, INC. ("ENBRIDGE"),
 ENBRIDGE (U.S.) INC. ("ENBRIDGE U.S."), ENBRIDGE ENERGY COMPANY, INC. ("EECI")
              AND ENBRIDGE ENERGY MANAGEMENT, L.L.C. ("MANAGEMENT")

 ------------------------------------------------------------------------------

Enbridge shall provide Management (referred to herein collectively with the MLP as "Management") and EECI (to the extent necessary) with certain services in general, including:

PUBLIC AND GOVERNMENT AFFAIRS

- Provide oversight, consulting and coordination of internal and external communications activities to meet goals through the implementation of strategic communication, public relations and government relations plans.

- Provide regulatory rate compliance and the related determination of pipeline tariff rates.

- Provide coordination and preparation of forecasts, budgets and long range plans.

ENGINEERING

Manage capital projects, planning and complete engineering studies to help reduce operating costs, increase pipeline throughput, reduce safety hazards, and decrease operational and environmental risks on the pipeline system.

ENVIRONMENT DEPARTMENT

Formulate, propose and carry out action plans to comply with regulatory mandates, environmental requirements, and maintain the integrity of the pipeline right-of-way, leased and fee-owned properties.

FINANCE

- Provide internal management and external financial reporting. Ensure compliance with related financial reporting requirements. Provide general accounting services such as, but not limited to, general ledger and accounts payable functions.

- Provide tax compliance requirements including income, property and sales/use. Also provide related audits and appeals, planning, forecasting and accounting. Provide risk management services and the related administration, including claims and accounting.

                                   Schedule 1
                                     Page 1
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-    Provide the coordination and preparation of capital budgets and related plant accounting records. Provides the procurement of goods and services as required to meet operating needs.

-    Provide primary communication link with investors, analysts and brokers.

AUDIT SERVICES

Provide the internal audit function. Assist in assuring that adequate internal controls exist to safeguard assets.

HUMAN RESOURCES

Provide human resource services including recruiting and selection; compensation; benefits and benefit accounting, training and development; employee relations; labor relations support; relocation services; equal employment opportunity compliance; and payroll services.

INFORMATION SYSTEMS

Provide computer and telecommunications related services including the following areas: computer help desk; data, voice and video communications; network management; business applications development, integration and support; data center operations; technology assessment and selection; and pipeline control system support.

LAW DEPARTMENT

Facilitate business purposes by supervising, advising and monitoring all legal matters concerning operations. Provide legal advice to all department and district personnel. Some of these roles include Legal Compliance Program, documentation for transactions, review of initiatives, negotiations of contracts and settlements and general legal advice regarding business transactions and initiatives.

OPERATIONS AND OPERATIONAL SERVICES

- Monitor and assess performance and provide overall direction with respect to operations and maintenance for the pipeline systems. Oversee and direct pipeline repair and alteration, tank repair, right-of-way monitoring and equipment operation as well as numerous support tasks. Provide interface with outside parties and regulatory agencies as necessary to complete overall direction and support tasks. Operate, maintain and oversee the operation of the electrical and mechanical station and terminal equipment on the pipeline system. Maximize and optimize the efficient utilization of the pipeline system.

                                   Schedule 1
                                     Page 2
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-    Provide interfacing with Enbridge Inc. as required on intercompany operational issues.

SAFETY/COMPLIANCE

Coordinate safety training and compliance issues throughout the pipeline systems.

OTHER

Rights of way and other services as required.

In providing the foregoing services, Enbridge shall be acting on behalf of and as agent for Management and EECI.

                                   Schedule 1
                                     Page 3